UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, State Street Corporation announced that Joseph L. Hooley will retire as Chief Executive Officer by the end of 2018 and will remain as a director and Chairman of the Board of Directors throughout 2019.  State Street’s Board of Directors has appointed Ronald P. O’Hanley (age 60) to serve as its President and Chief Operating Officer effective November 6, 2017.  Mr. O’Hanley will succeed Mr. Hooley as State Street’s Chief Executive Officer, upon Mr. Hooley’s retirement.  Michael F. Rogers, who Mr. O’Hanley is succeeding as State Street’s President and Chief Operating Officer, will retire at the end of 2017.

Mr. O’Hanley joined State Street as President and Chief Executive Officer of State Street Global Advisors, State Street’s investment management division, in April 2015. He was appointed Vice Chairman of State Street in January 2017. Prior to joining State Street, Mr. O’Hanley served as president of Asset Management & Corporate Services for Fidelity Investments, a financial and mutual fund services corporation, from 2010 to February 2014. Before Fidelity, Mr. O’Hanley spent 13 years in leadership positions at Mellon Bank and Bank of New York Mellon including vice chairman of Mellon Financial Corporation and Bank of New York Mellon and chief executive officer of BNY Mellon Asset Management.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of United States securities laws, including statements about management succession and transition and the assumption of specific roles by identified executives. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “will,” “plan,” and “may,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission.

Important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2016 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Current Report on Form 8-K should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Current Report on Form 8-K is filed with the Securities and Exchange Commission, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ Jeffrey N. Carp
		Name:	Jeffrey N. Carp
		Title:	Executive Vice President, Chief Legal Officer and Secretary
Date:	November 7, 2017